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EXHIBIT 10.64

AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER (this "AGREEMENT")made as of this 4th day of May, 2007, by and among Diamond Entertainment Corporation, a New Jersey corporation having its principal place of business at 800 Tucker Lane, Walnut, California 91789 ("Diamond"), DMEC Acquisition Inc., a Delaware corporation ("DMECA"), and RX for Africa, Inc., a Delaware Corporation having its principal place of business at 465 W 23 Street #12J, New York, NY 10011 ("RXFA").

         Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms in Section 27.

         WHEREAS, RXFA shall acquire 100% of the issued and outstanding common stock of DMECA, a wholly owned subsidiary of Diamond, upon the merger of DMECA with and into RXFA in exchange for a combination of convertible debentures plus eighty-five percent (85%) of the issued and authorized Diamond Common Stock; and

         WHEREAS, Diamond is authorized to issue RXFA 168,849,504 (85% of the total outstanding) post split shares of its common stock, no par value ($0) per share (the "DIAMOND COMMON STOCK") of which 29,796,971 represents post split fully diluted shares ("OUTSTANDING DIAMOND COMMON STOCK") as of March 31, 2007 (see Exhibit A); and

         WHEREAS, DMECA is a wholly owned subsidiary of Diamond and is authorized to issue 50 shares of common stock, par value $.001 (referred to as the "DMECA SHARES"), of which 25 such DMECA Shares are issued and outstanding and owned by Diamond; and

         WHEREAS, the respective Boards of Directors of Diamond and DMECA and the Boards of Directors of RXFA deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that (i) DMECA be merged with and into RXFA under the terms and conditions hereinafter set forth (the "MERGER") and to be a tax free reorganization under Section 368(a)(1)(A) of the Code; and

         NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

         1. VOTE ON MERGER AND RELATED MATTERS. The Constituent Corporations shall each, as soon as practicable but prior to closing, and in no event later than 10 days after the execution and delivery hereof, (i) cause a special meeting of its shareholders to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders as is necessary to approve the Merger. Subject to the further conditions and provisions of this Agreement, a closing of the Merger shall be held (the "CLOSING"), and a certificate of merger and all other documents or instruments deemed necessary or appropriate by the parties hereto to effect the Merger shall be executed and filed with the Secretary of State of Delaware as promptly as possible thereafter. The certificate of merger for the Merger (the "CERTIFICATE OF MERGER") so filed shall be substantially in the forms of EXHIBITS A1 AND A2 annexed hereto, with such changes therein as the Boards of Directors of the Constituent Corporations shall mutually approve.

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         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF RXFA. RXFA and the RXFA
Managing Member(s), jointly and severally, represent, warrant and covenant as follows, except to the extent set forth on the RXFA Schedule of Exceptions:

                  (a) RXFA is, and on the Effective Date will be, a duly organized and a validly existing Corporation in good standing under the laws of the State of Delaware and in such other jurisdictions as it is qualified to do business. All Outstanding RXFA shares, on the Effective Date, will be duly authorized, validly issued, fully paid and nonassessable. There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase any equity interest in RXFA, including but not limited to any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for equity interests of RXFA, as applicable. The Outstanding RXFA Equity Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states.

                  (b) RXFA does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

                  (c) RXFA has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required shareholder or other third party approval in accordance with the laws of the State of Delaware, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved prior to the Closing, by RXFA shareholders.

                  (d) RXFA is qualified or licensed as a foreign limited liability company in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of RXFA. The business of RXFA does not require it to be registered as an investment company or investment adviser; as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

                  (e) The financial statements of RXFA, consisting of its Balance Sheets as of RXFA's fiscal year-end June 30, 2006 and 2005, its Statement of Income (Loss) for the fiscal years ended June 30, 2006 and 2005, its Statement of Member's Equity for the two years ended June 30, 2006 and 2005, and its Statements of Cash Flows for the fiscal years ended June 2006 and 2005, have been audited by independent public accountants and fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply. The interim financial statements of RXFA, consisting of its Balance Sheet as of December 31, 2006 and its Statements of Income (Loss) for the six months ended December 31, 2006, fairly present the financial position, results of operations and other information purported to be shown therein of RXFA, at the date and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals. All such financial statements (together, the "FINANCIAL STATEMENTS") have been delivered to Diamond and are incorporated herein and made a part hereof.

                  (f) There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of RXFA from that set forth in the Financial Statements.

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                  (g) Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving RXFA since December 31, 2002 in an amount in excess of $25,000.

                  (h) There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against RXFA (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since December 31, 2006.

                  (i) All federal, state, county and local income, excise, property and other tax or information returns required to be filed by RXFA have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of RXFA have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to RXFA or any of their operations or businesses. There are no pending, or to the knowledge of RXFA, threatened, tax claims or assessments, and there are no pending, or to the knowledge of RXFA, threatened, tax examinations by any taxing authorities. RXFA has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of RXFA, for any year.

                  (j) Except as provided for in the Financial Statements, RXFA, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Financial Statements.

                  (k) RXFA is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto.

                  (l) The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by RXFA in the ordinary course of business and, except as reserved for in the Financial Statements, are collectable in the ordinary course of business.

                  (m) A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which RXFA is or on the Effective Date will be, a party, or from which RXFA will receive substantial benefits and which are material to RXFA (collectively, "CONTRACTS"), have been delivered to Diamond and DMECA. A list of such Contracts is set forth on the RXFA Schedule of Exceptions, which such schedule shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date. RXFA is not now, nor will be on the Effective Date, in material default under any Contract. The validity and enforceability of, and rights of RXFA contained in, each such Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof.

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                  (n) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to RXFA's knowledge, as applicable, threatened, involving RXFA, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of RXFA's business or authority to conduct such business in any jurisdiction or could result in the payment by RXFA of more than $25,000 individually or $100,000 in the aggregate, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to RXFA's best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. RXFA is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of RXFA.

                  (o) Since December 31, 2006 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers, Managing Member or Members, (ii) no loans made to or any other transactions with any of the officers, Managing Member or Members or their families, and (iii) no dividends or other distributions declared or paid by RXFA.

                  (p) RXFA has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to RXFA, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to Diamond and DMECA. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and RXFA has not received any notice of cancellation of any such policies.

                  (q) RXFA has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property. RXFA does not have knowledge of any infringements by it of any third party's intellectual property.

                  (r) Since its inception, RXFA has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property.

                  (s) There are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between RXFA and any of its officers, Managing Member or any other Member or any person related to or affiliated with any such officers or Managing Member or any other Member.

                  (t) During the past five year period neither RXFA, nor any of its officers or Managing Member, nor any person intended upon consummation of the Merger to become an officer or director of either RXFA or Diamond or any successor entity or subsidiary, has been the subject of:

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                           (i) a petition under the Federal bankruptcy laws or
         any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of RXFA or such person, or any partnership in which RXFA or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which RXFA or any such person was an executive officer at or within two years before the time of such filing;

                           (ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

                           (iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining RXFA or any such person from, or otherwise limiting, the following activities:

                                    (A) acting as a futures commission merchant,
                            introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission ("CFTC") or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                                    (B) engaging in any type of business
                            practice; or

                                    (C) engaging in any activity in connection
                           with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

                           (iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of RXFA or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

                           (v) a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                           (vi) a finding by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

                  (u) RXFA does not have any pension plan, profit sharing or similar employee benefit plan.

                  (v) Except for the consent and approval of the Members and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by RXFA of this Agreement and (ii) the consummation by RXFA of the Merger and by RXFA of all other transactions contemplated hereby.


                                       5
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         This Agreement has been duly executed and delivered by RXFA and constitutes the legal, valid and binding obligation of RXFA, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (w) RXFA knows of no person who rendered any service in connection with the introduction of Diamond, DMECA or RXFA to any of the other companies, and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

                  (x) No employees of RXFA are on strike or to the best of their knowledge threatening any strike or work stoppage. RXFA does not have any obligations under any collective bargaining or labor union agreements nor is RXFA involved in any material controversy with any of its employees or any organization representing any of its employees.

                  (y) None of the information supplied or to be supplied by or about RXFA for inclusion or incorporation by reference in any information supplied to holders of Diamond Common Stock concerning the Merger, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (z) The execution and delivery by RXFA of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by RXFA will not conflict with, result in a breach of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which RXFA is now a party or by which it or any of its assets or properties are bound; (ii) the Articles of Organization or the Operating Agreement of RXFA, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over RXFA or any of its business or properties wherein such breach could have a material adverse effect on RXFA or any of its business or properties.

                  (aa) To the best of its knowledge, RXFA is not in violation of any federal, state or local environmental law or regulation.

         3. REPRESENTATIONS AND WARRANTIES OF DMECA. DMECA represents and warrants as follows:

                       (a) DMECA is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the DMECA Shares. On the Effective Date there will be issued and outstanding all of the DMECA Shares, which shall be fully paid and nonassessable and all of which shall be owned by Diamond. There are no, and on the Effective Date there will be no issued or outstanding options or warrants to purchase DMECA Shares or any issued or outstanding securities of any nature convertible into DMECA Shares, or any agreements or understandings to issue any DMECA Shares, options or warrants.

                  (b) DMECA has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

                  (c) DMECA has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of DMECA.

                     (d) Since its inception, DMECA has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any DMECA Shares or any options, rights, warrants, or other securities convertible into DMECA Shares, except for the issuance of the DMECA Shares to Diamond.

                  (e) Except for the consent and approval of the shareholders of DMECA, and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by DMECA of this Agreement and (ii) the consummation by DMECA of the Merger and the other transactions contemplated hereby.

                  (f) The execution and delivery by DMECA of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by DMECA will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which DMECA is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of DMECA as amended, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over DMECA or any of its businesses or properties.

                       (g) DMECA is, and on the Effective Date will be duly authorized, qualified, and licensed under any and all applicable laws, regulations, ordinances, or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement. The business of DMECA does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act and the Investment Advisers Act of 1940, each as amended.

                  (h) DMECA has, and on the Effective Date will have no subsidiaries.

                  (i) Except for (i) the incurring of expenses of its organization, (ii) the issuance of the DMECA Shares to Diamond, (iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and
         (iv) the consummation of the Merger, DMECA has had, and on the Effective Date will have had no business and no financial or other transactions of any nature whatsoever.

                  (j) DMECA has, and on the Effective Date will have no liabilities (including, but not limited to, tax liabilities) nor are there, or on the Effective Date will there be, any claims against DMECA (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger.

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

                  (k) DMECA has, and on the Effective Date will have no fixtures, furniture, equipment, inventory or accounts receivable.

                     (l) DMECA has, and on the Effective Date will have no contracts and commitments to which it is, or on the Effective Date will be a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

                  (m) There are, and on the Effective Date there will be no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against DMECA, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to DMECA's best knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against DMECA. DMECA is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of DMECA.

                  (n) Since the inception of DMECA there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of DMECA; (ii) no loans made to or any transactions with any officer or director of DMECA; (iii) no dividends or other distributions declared or paid by DMECA; and (iv) no purchase by DMECA of any DMECA Shares.

                  (o) Since its inception, DMECA has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue any DMECA shares or any options, rights, warrants, or other securities convertible into DMECA Shares except for the issuance of the DMECA Shares to Diamond.

                  (p) DMECA has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefore.

                  (q) Since its inception, DMECA has, and on the Effective Date will have in all material respects conducted its affairs in compliance with all applicable laws, rules and regulations.

                  (r) During the past five year period, no officer or director of DMECA has been the subject of any Bad Event.

                  (s) DMECA has no pension plan, profit sharing or similar employee benefit plan.

                  (t) DMECA knows of no person who rendered any service in connection with the introduction of Diamond, DMECA or RXFA to any of the other Companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

                  (u) DMECA has no employees.

         4. REPRESENTATIONS AND WARRANTIES OF DIAMOND. Diamond represents, warrants and covenants, except to the extent set forth on the Diamond Schedule of Exceptions or except as set forth in the reports required to be filed by Diamond under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof ("SEC REPORTS"), as follows:

                  (a) Diamond is a duly organized and validly existing corporation in good standing under the laws of the State of New Jersey, authorized to issue an aggregate of 800,000,000 shares of Diamond Common Stock. On the Effective Date, there will be issued and outstanding no more than 20,696,882 shares of Diamond Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. The fully diluted number of shares will be not more than 29,796,971 shares of common stock. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Diamond Common Stock or any issued or outstanding securities of any nature convertible into shares of Diamond Common Stock (see Exhibit A). There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of Diamond Common Stock.

                  (b) Diamond is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of Diamond does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

                  (c) Diamond has, and on the Effective Date the following subsidiaries:

         1.       Diamond Acquisition, Delaware

         2.       Diamond Acquisition, New Jersey (to be terminated)

         3. E-DMEC Corporation, California - Incorporated 1985 (All California Business runs through this Company)

         4. Jewel Products International Inc. - California, Incorporated 1991.(Dormant - sold toys. Has a patient, no value)

         5. Salesdirect123.com - California, Incorporated 1996. (Dormant - was to be used for internet sales)

                  2. The financial statements of Diamond, consisting of its Balance Sheets as at March 31, 2006 and 2005, and its Statement of Operations for the fiscal years ended March 31, 2006 and 2005, its Statement of Stockholders' Equity as of March 31, 2006 and 2005, and its Statement of Cash Flows for the fiscal years ended March 31, 2006 and 2005, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of Diamond and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. The interim financial statements of Diamond, consisting of its Balance Sheet as of December 31, 2006 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the nine-month period ending December 31, 2006 have been prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of Diamond and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein regarding Diamond are collectively referred to as the "DIAMOND FINANCIAL STATEMENTS", all of which are set forth in the SEC Reports publicly filed with the Commission.

                  3. There has not been, and on the Effective Date there will not have been, any material change in the financial condition of Diamond from that set forth in the Diamond Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

                  4. There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against Diamond (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the Diamond Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Diamond's business or taxes incurred on earnings since December 31, 2006.

                  5. All federal, state, county and local income, excise, property or other tax returns required to be filed by Diamond have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the Diamond Financial Statements.

                  6. Diamond has, and on the Effective Date will have, no fixtures, furniture, equipment, inventory or accounts receivable.

                  7. Diamond has, and on the Effective Date will have, no material contracts to which it is, or on the Effective Date will be, a party.

                  8. There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Diamond's knowledge threatened in writing, against Diamond, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to Diamond's best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Diamond. Diamond is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Diamond.

                  9. There will be salaried or otherwise compensated employees until the DVD /Video business is shut down or such employees are terminated.

                  10. Diamond has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

                  11. Diamond has one patent (Jewel), no patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Diamond has no knowledge of any infringements by it of any third party's intellectual property.

                  12. Diamond has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

                  13. On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) Diamond and (ii) any officer or director of Diamond or any person related to or affiliated with any officer or director of Diamond.

                  14. During the past five year period, no officer or director of Diamond has been the subject of any undisclosed Bad Event.

                  15. Diamond has no pension plan, profit sharing or similar employee benefit plan.

                  16. Except for the consent and approval of the Boards of Directors of DMECA and Diamond and RXFA the filing of a Certificate of Merger, and the filing of a Form 8-K within 15 days of the Effective Date, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Diamond of this Agreement and (ii) the consummation of the Merger and the other transactions contemplated hereby. Diamond has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of Diamond. This Agreement has been duly executed and delivered by Diamond and constitutes the legal, valid and binding obligation of Diamond enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  17. Diamond knows of no person who rendered any service in connection with the introduction of Diamond, DMECA or RXFA to any of the other companies and they know of no claim by anyone for a "finder's fee" or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

                  18. Diamond has no employees.

                  19. None of the information supplied or to be supplied by or about Diamond to RXFA concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  20. The execution and delivery by Diamond of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Diamond will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Diamond is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of Diamond, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Diamond or any of its business or properties.

                  21. To the best of its knowledge, Diamond is not in violation of any federal, state or local environmental law or regulation.

         5. REPRESENTATIONS TO SURVIVE CLOSING. All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of Diamond, DMECA or RXFA pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of three (3) years from the Effective Date.

         6. SURVIVING CORPORATION. The surviving entity shall be RXFA. Its name, identities, articles of organization, operating agreement, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

         7. TREATMENT OF SHARES OF CONSTITUENT CORPORATIONS. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

                  (a) All of the Outstanding RXFA shares shall be exchanged by virtue of the Merger at the Effective Date into approximately 85% of Diamond's outstanding shares as of the Effective Date or approximately 168,849,504 post split shares (see Exhibit A) of Diamond Common Stock.

                  (b) DMECA shall acquire 100% of RXFA outstanding shares as of the effective date.

                  (c) The separate existence and corporate organization of DMECA, except insofar as it may be continued by statute, shall cease on Effective Date and RXFA shall become a wholly owned subsidiary of Diamond.

         Series A convertible preferred: 50 share authorized and issued, only 40 remain outstanding.

         8. RIGHTS AND LIABILITIES OF SURVIVING CORPORATION. (a) On and after the Effective Date, RXFA, as the surviving entity of the Merger, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private and all of the property, real, personal and mixed, of DMECA; all debts due to DMECA on whatever account shall be vested in RXFA; all claims, demands, property, rights, privileges, powers, franchises and every other interest of DMECA shall be as effectively the property of RXFA as they were of DMECA; the title to any real estate by deed or otherwise in DMECA shall not revert or be in any way impaired by reason of the Merger, but shall be vested in RXFA; all rights of creditors and all liens upon any property of DMECA shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of DMECA shall thenceforth attach to RXFA and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and RXFA shall indemnify and hold harmless Diamond and the officers and directors of DMECA against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

         9. FURTHER ASSURANCES OF TITLE. As and when requested by RXFA, or by any of its successors or assigns, DMECA shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as RXFA may deem necessary or desirable in order to vest in and confirm to RXFA title to and possession of the property acquired by RXFA by reason or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of RXFA and Diamond are fully authorized in the name of RXFA or Diamond or otherwise to take any and all such action.

         10. CONDITIONS OF OBLIGATIONS OF DMECA AND DIAMOND. The obligation of DMECA and Diamond to consummate the Merger is subject to the following conditions prior to the Effective Date:

                  (a) RXFA has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

                  (b) That no material transactions shall have been entered into by RXFA other than transactions in the ordinary course of business between December 31, 2006 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of Diamond.

                  (c) Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of RXFA since December 31, 2006.

                  (d) That none of the properties or assets of RXFA shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the prior written consent of Diamond.

                  (e) That RXFA shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by RXFA in this Agreement are true and correct, both when made and as of the Effective Date.

                  (f) That all applicable filings and regulatory approvals required to be made or obtained by RXFA have been made or obtained.

                  (g) That this Agreement and the transactions contemplated hereby shall have been approved by appropriate action of RXFA, the Managing Member and the Members.

                  (h) That there shall have been full compliance with the applicable securities or "blue sky" laws and regulations of any state or other governmental body having jurisdiction over the Merger.

                  (i) That Diamond shall have received from RXFA the following documents:
                           (i) original signature page of this Agreement duly executed by ROXA;
                           (ii)     Good Standing Certificate of ROXA;
                           (iii)    Good Standing Certificate of ROXA;
                           (iv)     Certificate of Incorporation of ROXA;
                           (v) Organizational minutes of ROXA and any other documents required by Section 16;
                           (vi)     By-Laws of ROXA;
                           (vii) Written consent of shareholders of ROXA authorizing the Merger;
                           (viii) Written consent of the Board of Directors of ROXA authorizing the Merger; and
                           (ix) Officer's Certificate of ROXA evidencing compliance with the provisions of this
                                    Section 11.

         12. CONDITIONS OF OBLIGATIONS OF RXFA. The obligations of RXFA to consummate the Merger are subject to the following conditions prior to the Effective Date:

                  (a) That DMECA and Diamond are in compliance with their respective representations, warranties and covenants contained herein, and that RXFA shall receive from each of DMECA and Diamond a certificate to such effect from the President of DMECA and Diamond as of the Effective Date.

                  (b) That DMECA and Diamond shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

                  (c) That no material transactions shall have been entered into by DMECA or Diamond other than transactions in the ordinary course of business since December 31, 2006, other than as referred to in this Agreement, except with the prior written consent of RXFA.

                  (d) That no material adverse change shall have occurred in the financial condition of DMECA or Diamond since December 31, 2006 other than as referred to in this Agreement.

                  (e) That none of the properties or assets of DMECA or Diamond shall have been sold or otherwise disposed of other than in the ordinary course of business September 30, 2002, except with the written consent of RXFA.

                  (f) That DMECA and Diamond shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by Diamond herein are true and correct.

                  (g) That all applicable filings and regulatory approvals required to be made or obtained by Diamond have been made or obtained.

                  (h) That Diamond shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim with the exception of James Lu and the persons designated by RXFA shall have been appointed as directors of Diamond, all subject to the consummation of the Merger.

                  (i) That RXFA shall have received from Diamond and DMECA the following documents:

                           (i) Original signature page of this Agreement duly executed by Diamond and DMECA;
                           (ii)     Good Standing Certificate of Diamond;
                           (iii)    Good Standing Certificate of DMECA;
                           (iv)     Certificate of Incorporation of Diamond;
                           (v)      Certificate of Incorporation of DMECA;
                           (vi) Organizational minutes of Diamond and any other documents required by Section 15;
                           (vii) Organizational minutes of DMECA and any other documents required by Section 15;
                           (viii)   By-Laws of Diamond;
                           (ix)     By-Laws of DMECA;
                           (x) Written consent of shareholders of DMECA authorizing the Merger;
                           (xi) Written consent of the Board of Directors of Diamond authorizing the Merger;
                           (xii) Officer's Certificate of Diamond evidencing compliance with the provisions of this
                                    Section 12; and
                           (xiii) Officer's Certificate of DMECA evidencing compliance with the provisions of this
                                    Section 12.

         13. ABANDONMENT. This Agreement and the Merger may be abandoned (a) by any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or
(c) by the consent of all the Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective Boards of Directors or any other party to this Agreement.

         14. CLOSING OR TERMINATION. In the event the Closing of this Agreement shall not take place by May 30, 2007, due to failure of any condition of closing required herein, any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

         15. DELIVERY OF CORPORATE PROCEEDINGS OF DIAMOND AND DMECA. At the Closing, Diamond and DMECA shall deliver to counsel for RXFA the originals of all of the corporate proceedings of Diamond and DMECA, duly certified by their respective Secretaries, relating to this Agreement.

         16. DELIVERY OF CORPORATE PROCEEDINGS OF RXFA. At the Closing, RXFA shall deliver to counsel for Diamond and DMECA the originals of all of the corporate proceedings of RXFA, duly certified by its Secretary, relating to this Agreement and a draft of the language proposed to be included the Form 8-K to be filed within 15 days of the Effective Day, which draft shall be substantially in compliance with the requirements of Form 8-K.

         17. LIMITATION OF LIABILITY. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

         18. FURTHER INSTRUMENTS AND ACTIONS. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

         19. GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the State of New Jersey and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

         20. NOTICES. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

         21. BINDING AGREEMENT. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

         22. COUNTERPARTS. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

         23. SEVERABILITY. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

         24. JOINT DRAFTING. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

         25. RELIANCE ON CERTIFICATES. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the States of New Jersey and California, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

         26. PUBLIC ANNOUNCEMENTS. All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

         27. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 27:

         "BAD EVENTS" shall mean, collectively, the events described in clauses
(i) through (vi) of Section 2(t).

         "CERTIFICATE OF MERGER" shall have the meaning set forth in Section 1.

         "CFTC" shall have the meaning set forth in Section 2(t)(iii)(A).

         "CLOSING" shall have the meaning set forth in Section 1.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMMISSION REPORTS" shall have the meaning set forth in the opening paragraph of Section 4

         "COMPANIES" shall mean, collectively, Diamond, DMECA and RXFA.

         "CONTRACTS" shall have the meaning set forth in Section 2(m).

         "CONSTITUENT CORPORATIONS" shall mean, collectively, RXFA and DMECA.

         "EFFECTIVE DATE" shall mean the date the Certificate of Merger is filed with the appropriate State.

         "DIAMOND" shall mean Diamond Inc., a New Jersey corporation.

         "DIAMOND COMMON STOCK" shall have the meaning set forth in the second recital to this Agreement.

         "DIAMOND FINANCIAL STATEMENTS" shall have the meaning set forth in
Section 4(d).

         "DIAMOND SCHEDULE OF EXCEPTIONS" shall mean the schedule of exceptions to the representations, warranties and covenants of Diamond annexed hereto and made a part hereof.

         "FINANCIAL STATEMENTS" shall have the meaning set forth in Section
2(e).

         "DMECA" shall mean Diamond Acquisition, Inc., a New Jersey corporation and wholly owned subsidiary of Diamond.

         "DMECA SHARES" shall have the meaning set forth in the third recital to this Agreement.

         "IRS" shall mean the Internal Revenue Service.

         "MERGER" shall have the meaning set forth in the fourth recital to this Agreement.

         "OUTSTANDING DIAMOND COMMON STOCK" shall have the meaning set forth in the second recital to this Agreement.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

         "RXFA" shall mean Rx for Africa, Inc., a Delaware Corporation

         "RXFA SCHEDULE OF EXCEPTIONS" shall mean the schedule of exceptions to the representations, warranties and covenants of RXFA annexed hereto and made a part hereof.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.


                                       DIAMOND ENTERTAINMENT CORPORATION


                                       By:  /s/ James Lu
                                            ------------------------------
                                       Name:  James Lu
                                       Title: CO-CEO

                                       By:   /s/ Jeff Schillen
                                            ------------------------------
                                       Name:  Jeff Schillen
                                       Titls: Co-CEO

                                       RX FOR AFRICA, INC.

                                       By: /s/ David Blech
                                            ------------------------------
                                       Name:   David Blech
                                       Title:  Authorized Agent

                                       DIAMOND ACQUISITION, INC.

                                       By:  /S/ James Lu
                                            ------------------------------
                                       Name:   James Lu
                                       Title:  President and Director